                            SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]   Preliminary Information Statement    [ ]    Confidential, for use of the
                                                  Commission Only (as permitted
                                                  by Rule 14c-5(d) (2))

[x]   Definitive Information Statement

                        SPECIALTY TELECONSTRUCTORS, INC.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)    Title of each class of securities to which transaction applies:

               -----------------------------------------------------

         2)    Aggregate number of securities to which transaction applies:

               -----------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

               -----------------------------------------------------

         4)    Proposed maximum aggregate value of transaction:

               -----------------------------------------------------

         5)    Total Fee Paid:

               -----------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

               -----------------------------------------------------

         2)    Form, Schedule or Registration Statement No.:

               -----------------------------------------------------

         3)    Filing Party:

               -----------------------------------------------------

         4)    Date Filed:

               -----------------------------------------------------

                        SPECIALTY TELECONSTRUCTORS, INC.
                          12001 STATE HIGHWAY 14 NORTH
                         CEDAR CREST, NEW MEXICO 87008
                                 (505) 281-2197

To all Stockholders of SPECIALTY TELECONSTRUCTORS, INC.:

     The accompanying Information Statement relates to the reincorporation (the "Reincorporation") of Specialty Teleconstructors, Inc., a Nevada corporation (the "Company"), in Delaware through the merger (the "Merger") of the Company with and into OmniAmerica, Inc., a Delaware corporation and a wholly owned subsidiary of the Company formed solely for the purpose of the Merger ("OmniAmerica"), pursuant to the provisions of that certain Agreement and Plan of Merger dated as of July 24, 1998 by and between the Company and OmniAmerica (the "Merger Agreement"). At the effective time of the Merger, the corporate existence of the Company shall cease and, without any action on the part of the holder thereof, each share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Merger shall be converted into one share of common stock, par value $0.01 per share, of OmniAmerica (the "OmniAmerica Common Stock") and each outstanding option to purchase Company Common Stock under the Company's stock option plans shall be converted into an option to purchase the same number of shares of OmniAmerica Common Stock. From and after the effective time of the Merger: (i) the name of the surviving corporation shall be "OmniAmerica, Inc."; (ii) OmniAmerica shall conduct business as presently conducted by the Company; (iii) the charter and bylaws of OmniAmerica in effect immediately prior to the Merger shall be the charter and bylaws of the surviving corporation; and (iv) the directors and officers of the Company immediately prior to the Merger shall be the directors and officers of OmniAmerica. Following the consummation of the Merger and the resulting change of the Company's name to "OmniAmerica, Inc.," the OmniAmerica Common Stock will be identified by CUSIP number 68211J 10 0 and will trade on The Nasdaq Stock Market under the symbol "XMIT."

     PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING COMPANY COMMON STOCK. FROM AND AFTER THE EFFECTIVE TIME OF THE MERGER AND WITHOUT ANY ACTION ON THE PART OF THE HOLDER THEREOF, EACH CERTIFICATE REPRESENTING SHARES OF COMPANY COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME OF THE MERGER SHALL REPRESENT THE SAME NUMBER OF SHARES OF OMNIAMERICA COMMON STOCK AND, ACCORDINGLY, DELIVERY OF STOCK CERTIFICATES REPRESENTING COMPANY COMMON STOCK WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF OMNIAMERICA COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER. FOLLOWING CONSUMMATION OF THE MERGER, POSITIONS IN SHARES OF COMPANY COMMON STOCK HELD WITH THE DEPOSITORY TRUST COMPANY WILL BE TRANSFERRED AUTOMATICALLY TO POSITIONS IN THE SAME NUMBER OF SHARES OF OMNIAMERICA COMMON STOCK.

     The accompanying Information Statement also relates to the adoption by the Company of a new stock option plan (the "1998 Stock Option Plan") that shall become effective immediately prior to the Merger. The Company's existing stock option plans and the 1998 Stock Option Plan shall become option plans of OmniAmerica by operation of law in connection with the Merger.

     The Board of Directors of the Company has approved and adopted the Merger Agreement and the 1998 Stock Option Plan by unanimous written consent in lieu of a meeting of the Board. The holders of approximately 59.3% of the Company Common Stock have approved the Merger Agreement and the 1998 Stock Option Plan by written consent in lieu of a meeting of the stockholders.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                            Sincerely,

                                            SPECIALTY TELECONSTRUCTORS, INC.

August 24, 1998

                        SPECIALTY TELECONSTRUCTORS, INC.
                          12001 STATE HIGHWAY 14 NORTH
                         CEDAR CREST, NEW MEXICO 87008
                                 (505) 281-2197

                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------

                                August 24, 1998
                             ---------------------

     This Information Statement is being furnished by the Board of Directors (hereinafter the "Board of Directors" or the "Board") of Specialty Teleconstructors, Inc., a Nevada corporation (the "Company"), to all holders of the outstanding shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock") in connection with the reincorporation of the Company in Delaware (the "Reincorporation") and its related name change to "OmniAmerica, Inc." The Reincorporation will be effected by merging (the "Merger") the Company with and into OmniAmerica, Inc., a Delaware corporation and a wholly owned subsidiary of the Company formed solely for the purpose of the Merger ("OmniAmerica"), pursuant to the provisions of that certain Agreement and Plan of Merger dated as of July 24, 1998 by and between the Company and OmniAmerica (the "Merger Agreement"), a copy of which is attached hereto as Exhibit A. At the effective time of the Merger, the corporate existence of the Company shall cease and, without any action on the part of the holder thereof, each share of Company Common Stock issued and outstanding immediately prior to the Merger shall be converted into one share of common stock, par value $0.01 per share, of OmniAmerica (the "OmniAmerica Common Stock") and each outstanding option to purchase Company Common Stock under the Company's stock option plans shall be converted into an option to purchase the same number of shares of OmniAmerica Common Stock. From and after the effective time of the Merger: (i) the name of the surviving corporation shall be "OmniAmerica, Inc."; (ii) OmniAmerica shall conduct business as presently conducted by the Company; (iii) the charter and bylaws of OmniAmerica in effect immediately prior to the Merger shall be the charter and bylaws of the surviving corporation; and (iv) the directors and officers of the Company immediately prior to the Merger shall be the directors and officers of OmniAmerica. Following the consummation of the Merger and the resulting change of the Company's name to "OmniAmerica, Inc.," the OmniAmerica Common Stock will be identified by CUSIP number 68211J 10 0 and will trade on The Nasdaq Stock Market (the "Nasdaq") under the symbol "XMIT."

     This Information Statement is also being furnished by the Board of Directors to holders of outstanding shares of Company Common Stock in connection with the adoption by the Company, effective immediately prior to the Merger, of a new stock option plan (the "1998 Stock Option Plan"), a copy of which is attached hereto as Exhibit B. Pursuant to a unanimous written consent dated as of July 24, 1998, the Board amended, effective such date, each of the Company's Amended and Restated 1994 Stock Option Plan, Outside Director's Plan and 1997 Stock Incentive Plan (collectively, the "Existing Stock Option Plans") so that no further grants may be made thereunder. All prior grants of options under the Existing Stock Option Plans, whether vested or unvested, shall remain in full force and effect and shall not be affected in any way as a result of such amendment. New options shall be granted solely under the 1998 Stock Option Plan. The Existing Stock Option Plans and the 1998 Stock Option Plan shall become option plans of OmniAmerica by operation of law in connection with the Merger.

     The Board has approved and adopted the Merger Agreement and the 1998 Stock Option Plan by unanimous written consent dated as of July 24, 1998 in lieu of a meeting of the Board. The holders of approximately 59.3% of the Company Common Stock (the "Majority Holders") have approved the Merger Agreement and the 1998 Stock Option Plan by written consent dated as of July 24, 1998 in lieu of a meeting of the stockholders. SUCH WRITTEN CONSENTS PROVIDE THAT THE MERGER AGREEMENT AND THE 1998 STOCK OPTION PLAN SHALL BECOME EFFECTIVE NO EARLIER THAN 20 CALENDAR DAYS AFTER THIS INFORMATION STATEMENT IS FIRST MAILED TO STOCKHOLDERS OF THE COMPANY. THE COMPANY ANTICIPATES THAT THE EFFECTIVE DATE OF THE MERGER AND THE 1998 STOCK OPTION PLAN SHALL BE ON OR ABOUT SEPTEMBER 14, 1998.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES.

     This Information Statement is first being mailed to stockholders on or about August 24, 1998.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
GENERAL.....................................................     3
THE REINCORPORATION.........................................     5
1998 STOCK OPTION PLAN......................................    11
INTERESTS OF CERTAIN PERSONS................................    17
MARKET PRICE AND DIVIDENDS..................................    17
EXECUTIVE COMPENSATION......................................    18
PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT....    21
AVAILABLE INFORMATION.......................................    22
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............    22
MISCELLANEOUS...............................................    23
EXHIBIT A -- Agreement and Plan of Merger...................   A-1
EXHIBIT B -- 1998 Stock Option Plan.........................   B-1
EXHIBIT C -- Certificate of Incorporation of OmniAmerica,
  Inc.......................................................   C-1
EXHIBIT D -- Bylaws of OmniAmerica, Inc.....................   D-1

                                    GENERAL

     This Information Statement is being furnished by the Board of Directors to all outstanding holders of Company Common Stock in connection with the Reincorporation and the 1998 Stock Option Plan. Stockholders are urged to read this Information Statement and the Exhibits hereto in their entirety.

THE COMPANIES PARTY TO THE REINCORPORATION

     The Company. The Company is a Nevada corporation with its principal executive offices located at 12001 State Highway 14 North, Cedar Crest, New Mexico, 87008; telephone number (505) 281-2197. The Company is a leading provider of broadcast and wireless communications tower services to the United States communications industry. See "-- Description of Business." The Company Common Stock currently is quoted on the Nasdaq under the symbol "SCTR," but as a result of the Merger, the Company Common Stock will be converted into OmniAmerica Common Stock, which will be quoted on the Nasdaq under the symbol "XMIT."

     OmniAmerica. OmniAmerica is a Delaware corporation with its principal executive offices located at 12001 State Highway 14 North, Cedar Crest, New Mexico, 87008; telephone number (505) 281-2197. OmniAmerica is a wholly owned subsidiary of the Company organized to effect the Reincorporation and has not conducted any unrelated activities since its incorporation. Following the Merger, OmniAmerica will conduct the same business as is currently conducted by the Company. From and after the effective time of the Merger, the OmniAmerica Common Stock will be quoted on the Nasdaq under the symbol "XMIT" and will be identified by CUSIP number 68211J 10 0.

DESCRIPTION OF BUSINESS

     Statements appearing in the following discussion and elsewhere in this Information Statement that are not historical facts are forward-looking statements ("forward-looking statements") within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are intended to be covered by the safe harbors created by those sections. In addition, such forward-looking statements may be contained in filings made by the Company with the Securities and Exchange Commission, or press releases or oral statements made from time to time by or with the approval of an authorized executive of the Company. Such forward-looking statements are necessarily estimates reflecting the best judgment of the Company's management based upon current information and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include, but are not limited to, those set forth in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997 under the caption "ITEM 6, MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Cautionary Statements" and elsewhere therein and appearing from time to time in filings made by the Company with the Securities and Exchange Commission. These risks, uncertainties and other factors should not be construed as exhaustive and the Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

     General. The Company is a leading provider of wireless communications and broadcast tower services to the United States communications industry. Since 1981, the Company has built wireless communications and broadcast sites and towers for third parties throughout the United States. As a result of its April 1998 merger (the "April Merger") with OmniAmerica Holdings Corporation, a Delaware corporation ("OmniAmerica Holdings"), and subsequent acquisitions, the Company now also owns and is acquiring over 200 wireless and broadcast sites and towers providing leased space to third parties and, in addition, is conducting site acquisition or construction related activities with respect to over 600 new wireless and broadcast sites and towers.

     Strategically, management intends to position the Company to take advantage of increasing demand from wireless providers and broadcasters for tower space by expanding its network of owned sites and towers and leasing space to multiple tenants, thereby taking advantage of fixed costs to provide a churn-resistant recurring revenue stream. Concurrently, the Company will continue to capitalize on its reputation for quality, on-time construction and implementation services by building towers for third-party owners. During the nine months ended March 31, 1998, on a pro forma basis assuming that the April Merger had occurred on July 1, 1997, the Company's revenues were approximately $49.7 million, with wireless infrastructure building and implementation services accounting for approximately 80.2% and tower ownership and leasing services accounting for approximately 9.3%, respectively, of the Company's revenues.

     Increased Industry Demand for Tower Space. The wireless communications industry has changed dramatically in the last decade, as the rapid development of technological advances, including the advent of digital technology, and increased licensing of band space by the Federal Communications Commission ("FCC") have resulted in a proliferation of cellular telephones, paging devices and similar equipment for business and personal use. This burgeoning use of wireless communications has resulted in an increased demand for transmission antennas, which generally results in additional demand for transmission towers. Meanwhile, local authorities are increasingly seeking by zoning restrictions and other means to limit the number of towers erected, particularly in densely populated areas, augmenting a trend toward co-location of multiple tenants on transmission towers.

     Many wireless carriers, which traditionally have owned and operated their own transmission tower assets, are responding to industry changes by evaluating the benefits of entering into "build-to-suit" arrangements, in which an independent tower company builds a group of tower sites which are then leased to the wireless carrier. The independent tower company owns, leases and operates the wireless tower infrastructure, often with multiple carriers as tenants on a given tower. The build-to-suit program offers an end-to-end solution to wireless carriers and is designed to reduce carriers' capital expenditures and overhead associated with the traditional methods of acquiring and owning wireless networks. In addition, by entering into a build-to-suit program involving co-location, a wireless carrier can be perceived as responding to community concerns regarding tower proliferation, thus improving its community image. Currently, several wireless carriers have either entered into, or are negotiating toward entering into, build-to-suit agreements with the Company.

     Wireless carriers also are considering the benefits of outsourcing their wireless infrastructure in order to improve capital and operating leverage and to take advantage of co-location arrangements. As a result of its acquisition of the towers and site management business of Arch Communications Group, Inc., the Company acquired 49 outsourced towers with an option to acquire approximately 100 additional towers. The Company intends to continue to pursue additional opportunities to acquire outsourced towers.

     In addition to experiencing many of the same industry developments as wireless providers, many broadcasters face an FCC mandate requiring the introduction of high-definition television, which requires digital technology, beginning in 1999. In order to comply, station owners subject to the mandate must install new equipment capable of transmitting digital signals, while maintaining existing analog-related structures and services. The digital equipment will generally require more tower space than the existing analog transmission equipment and, in some instances, stronger and taller towers will be required. As a result, broadcasters owning their own towers may require that their tower tenants relocate. Alternatively, broadcasters may seek to place digital transmission equipment on leased tower space. As a result of the April Merger, the Company owns 33.3% of Kline Iron & Steel Co., Inc., a diversified steel fabricator that also fabricates broadcasting towers. It is anticipated that the erection, modification and replacement of broadcast towers will accelerate in response to demand from broadcasters that are required to install digital television transmission equipment. The Company is working with broadcasters to outsource their tower projects, therefore offering broadcasters an end-to-end solution designed to reduce capital expenditures, while allowing them to conform to government mandates to deploy digital television signals on a timely basis. However, it is possible that technological advances in antenna design may mitigate the need for new transmission towers in the future.

     The Company currently intends to continue its business of constructing transmission towers for third-party owners. However, there can be no assurance that the Company will successfully enter into additional significant build-to-suit agreements with any wireless carrier or that it will be able to reach definitive agreements with the owners of attractive sites or develop the sites in a cost-effective manner. In addition, as the Company focuses on its strategy of expanding its network of owned sites and towers and leasing space to wireless providers and broadcasters, revenues and earnings from its third-party construction operations are likely to decline. Management believes that the decline in revenues and earnings from its construction operations will be mitigated over time by the recurring revenue stream expected from tower ownership, particularly from towers constructed by the Company for its own account.

     Company Structure. The Company's headquarters are located in Cedar Crest, New Mexico. The Company also maintains 26 strategically-placed regional offices dispersed throughout the United States and has 543 full-time employees.

     Recent Acquisitions. During the last three years, the Company has made eight acquisitions of assets or companies, the largest and most strategically important of which was the April Merger. In addition, prior to the April Merger, OmniAmerica Holdings and its subsidiaries had consummated eight acquisitions of assets or companies.

     On April 23, 1998, the Company consummated the transactions contemplated by the Amended and Restated Agreement and Plan of Merger among the Company, OAI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Acquisition"), OmniAmerica Holdings, OmniAmerica, Inc. (subsequently renamed OmniAmerica Towers, Inc.), a Delaware corporation and wholly-owned subsidiary of OmniAmerica Holdings, Omni/HSW Acquisition, Inc., a Delaware corporation ("Omni/HSW"), and HMTF/Omni Partners, L.P., a Delaware limited partnership ("OmniPartners"). At the time of the April Merger, Omni/HSW was merged into OmniAmerica Holdings, with OmniAmerica Holdings surviving, and immediately thereafter, Acquisition was merged into OmniAmerica Holdings, with OmniAmerica Holdings surviving as a wholly-owned subsidiary of the Company.

     At the consummation of the April Merger, the Company issued 6,750,000 shares of Company Common Stock to OmniPartners, the former stockholder of OmniAmerica Holdings. OmniPartners is an affiliate of the Dallas-based investment firm of Hicks, Muse, Tate & Furst Incorporated.

     Management will continue to aggressively pursue acquisition opportunities for existing wireless and broadcast communications sites and towers that meet its geographical and economic requirements. Certain of such acquisitions, if consummated, could be significant in size and may be funded with cash, stock of the Company, or a combination of both. The Company is in various stages of negotiation with owners of sites and towers that meet its criteria. However, the tower industry is consolidating rapidly, and it is likely that other tower operators will compete for existing assets in prime areas.

                              THE REINCORPORATION

     The following discussion summarizes certain aspects of the Reincorporation. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the Nevada Revised Statutes (the "NRS"), the General Corporation Law of the State of Delaware (the "DGCL"), the Merger Agreement, a copy of which is attached hereto as Exhibit A, the Restated Articles of Incorporation of the Company (the "Nevada Charter"), the Certificate of Incorporation of OmniAmerica (the "Delaware Charter"), a copy of which is attached hereto as Exhibit C, the Bylaws of the Company (the "Nevada Bylaws") and the Bylaws of OmniAmerica (the "Delaware Bylaws"), a copy of which is attached hereto as Exhibit D. Copies of the Nevada Charter and the Nevada Bylaws are available from the sources specified under the caption "Available Information" and from the Company at no charge upon written request.

PURPOSE OF THE REINCORPORATION

     The primary reason for the Board's recommendation of the Reincorporation is the well-developed case law interpreting the DGCL, which the Board believes will allow it to more effectively perform its duties. Although the provisions of the NRS are relatively similar to those of the DGCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the NRS. The DGCL and the court decisions construing it are widely regarded as the most extensive and well-defined body of corporate law in the United States. Delaware has a long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Following from these conditions, Delaware's courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. The Board therefore believes that the overall effect of the Reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, along with more general corporate matters, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

MECHANICS OF THE REINCORPORATION

     The Reincorporation will be effected by merging the Company with and into OmniAmerica, a Delaware corporation and a wholly owned subsidiary of the Company formed solely for the purpose of the Merger, pursuant to the provisions of the Merger Agreement. At the effective time of the Merger, the corporate existence of the Company shall cease and, without any action on the part of the holder thereof, each share of Company Common Stock issued and outstanding immediately prior to the Merger shall be converted into one share of OmniAmerica Common Stock and each outstanding option to purchase Company Common Stock under the Company's Existing Stock Option Plans shall be converted into an option to purchase the same number of shares of OmniAmerica Common Stock. From and after the effective time of the Merger: (i) the name of the surviving corporation shall be "OmniAmerica, Inc."; (ii) OmniAmerica shall conduct business as presently conducted by the Company; (iii) the charter and bylaws of OmniAmerica in effect immediately prior to the Merger shall be the charter and bylaws of the surviving corporation; and (iv) the directors and officers of the Company immediately prior to the Merger shall be the directors and officers of OmniAmerica. Following the consummation of the Merger and the resulting change of the Company's name to "OmniAmerica, Inc.," the OmniAmerica Common Stock will be identified by CUSIP number 68211J 10 0 and will trade on the Nasdaq under the symbol "XMIT." The Merger may be abandoned by the Boards of Directors of the Company and OmniAmerica at any time prior to the effective time of the Merger. In addition, the Boards of Directors of the Company and OmniAmerica may amend the Merger Agreement at any time prior to the effective time of the Merger, provided that the Majority Holders consent to such amendment if such amendment would adversely affect the holders of Company Common Stock.

REQUIRED STOCKHOLDERS VOTE; WRITTEN CONSENT IN LIEU OF MEETING

     The Board of Directors has approved and adopted the Merger and the Merger Agreement by unanimous written consent dated as of July 24, 1998. Under Nevada law, the Merger and the Merger Agreement must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock. The Majority Holders own a sufficient number of shares of Company Common Stock in order for the Merger and the Merger Agreement to be approved without the concurrence of any other holders of shares of Company Common Stock. The Majority Holders executed and delivered to the Company a written consent dated as of July 24, 1998 in lieu of a meeting of stockholders that approves the Merger and the Merger Agreement.

     In accordance with Rule 14c-2(b) under the Exchange Act, the above-referenced consent specifies that the Merger shall become effective no earlier than 20 calendar days after this Information Statement is first mailed to stockholders of the Company.

NO DISSENTERS RIGHT IN RESPECT OF THE MERGER

     Under Nevada law, there is no right of dissent with respect to a plan of merger in favor of stockholders of any class or series that is listed on a national securities exchange, included in the national market system by the National Association of Security Dealers, Inc. or held of record by at least 2,000 stockholders, unless the consideration to be received in such merger is something other than cash, shares of capital stock of the surviving corporation, or shares of capital stock of another entity that are listed on a national securities exchange, included in the national market system by the National Association of Security Dealers, Inc. or held of record by at least 2,000 stockholders. The Company's stockholders have no right of dissent in connection with the Merger as the Company Common Stock is listed on the Nasdaq and all stockholders of the Company will receive shares of capital stock of the surviving corporation in the Merger by virtue of the conversion of the Company Common Stock into OmniAmerica Common Stock. From and after the Merger, the shares of OmniAmerica Common Stock will be listed on the Nasdaq. The Board of Directors of OmniAmerica has no present intention to take any action to delist the OmniAmerica Common Stock.

CONVERSION OF COMPANY COMMON STOCK

     By virtue of the Merger, each share of Company Common Stock will be converted, without any action on the part of the holder thereof, into one share of OmniAmerica Common Stock.

     PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF COMPANY COMMON STOCK. BECAUSE EACH SHARE OF COMPANY COMMON STOCK WILL BE CONVERTED INTO ONE SHARE OF OMNIAMERICA COMMON STOCK IN THE MERGER, DELIVERY OF STOCK CERTIFICATES REPRESENTING COMPANY COMMON STOCK WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF OMNIAMERICA COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER. FOLLOWING CONSUMMATION OF THE MERGER, POSITIONS IN SHARES OF COMPANY COMMON STOCK HELD WITH THE DEPOSITORY TRUST COMPANY WILL BE TRANSFERRED AUTOMATICALLY TO POSITIONS IN THE SAME NUMBER OF SHARES OF OMNIAMERICA COMMON STOCK.

APPROVALS

     A Certificate of Merger must be filed with the State of Delaware and Articles of Merger must be filed with the State of Nevada to effect the Merger. Except for these filings, no federal or state regulatory requirements must be complied with and no approvals must be obtained in connection with the Merger.

COMPARISON OF RIGHTS OF COMPANY STOCKHOLDERS AND OMNIAMERICA STOCKHOLDERS

     General. The following is a summary of the material differences between the rights of Company stockholders and the rights of OmniAmerica stockholders. These differences arise from differences between Nevada and Delaware corporate law and variations in the provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws.

     Authorized Capital Stock. The Delaware Charter authorizes the issuance of 110,000,000 shares of capital stock (100,000,000 of OmniAmerica Common Stock and 10,000,000 of preferred stock, par value $0.01 per share (the "OmniAmerica Preferred Stock")), whereas the Nevada Charter authorizes 22,000,000 shares of capital stock (20,000,000 million shares of Company Common Stock and 2,000,000 shares of preferred stock, par value $0.01 per share (the "Company Preferred Stock")). As of July 24, 1998, there were 15,063,385 shares of Company Common Stock and no shares of Company Preferred Stock outstanding. As of July 24, 1998, there were 1,000 shares of OmniAmerica Common Stock and no shares of OmniAmerica Preferred Stock outstanding. As a result of the Merger and assuming the consummation of the Merger on July 24, 1998, there will be (i) 15,063,385 shares of OmniAmerica Common Stock outstanding, (ii) 654,526 shares of OmniAmerica Common Stock reserved for issuance upon the exercise from time to time of outstanding options under the Existing Stock Option Plans, (iii) 675,000 shares of OmniAmerica Common Stock reserved for issuance with respect to options which may be granted under the 1998 Stock Option Plan and (iv) 83,607,089 unissued and unreserved shares of OmniAmerica Common Stock. No shares of OmniAmerica Preferred Stock will be issued in connection with the Merger. Shares of OmniAmerica Common Stock may be issued for cash, property, services rendered or cancellation of indebtedness, or any combination thereof, and at such price or prices and on such terms as the Board of Directors determines to be reasonable under the circumstances and consistent with Delaware law. Such shares may generally be issued by the Board of Directors without authorization from OmniAmerica's stockholders (although Delaware law could require the holders of a majority of the OmniAmerica Common Stock present in person or by proxy at a meeting called for that purpose to approve certain stock issuances and OmniAmerica's listing agreement with the Nasdaq requires approval of certain stock issuances by a majority of the votes cast on a proposal in person or by proxy, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal). As of the date of this Information Statement, other than with respect to the Merger, there are no plans to authorize the issuance of any shares of OmniAmerica capital stock, although acquisition and financing opportunities will continue to be evaluated. Stockholders should note that certain disadvantages may result from the authorization of a greater number of shares of capital stock. For example, the issuance of a significant amount of OmniAmerica Common Stock could result in a substantial dilution of the beneficial ownership and/or voting power of the holders of OmniAmerica Common Stock as such holders have no preemptive rights and, therefore, would not be entitled to preferential rights to purchase any additional shares of OmniAmerica Common Stock. In addition, the increase in authorized capital stock of OmniAmerica Common Stock or OmniAmerica Preferred Stock could have an anti-takeover effect because the Board of Directors would have the ability to issue a significant number of shares of OmniAmerica Common Stock and/or OmniAmerica Preferred Stock as a defense to an attempted takeover. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of the stockholders of OmniAmerica, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that a majority of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock.

     Amendments to Charter and Bylaws. To amend a Nevada or a Delaware corporate charter, each of the NRS and the DGCL requires the affirmative recommendation of the board of directors and the approval of at least a majority of all outstanding shares entitled to vote therefor unless a greater number is required by the charter. Unlike the Delaware Charter, which is silent on this issue and thus defaults to Delaware law, the Nevada Charter provides that the provisions thereof may only be amended or repealed by the affirmative vote of the holders of at least two-thirds of the then outstanding Company Common Stock and outstanding shares of Company Preferred Stock entitled to vote, voting separately, or by a majority of the Continuing Directors (as defined in the Nevada Charter) and holders of 50% of the then outstanding Company Common Stock and Company Preferred Stock entitled to vote, voting separately. The Nevada Charter and Nevada Bylaws provide that the Board of Directors has the power to adopt, amend or repeal the Nevada Bylaws, subject to approval by a majority of the Continuing Directors (as defined in the Nevada Charter), and the stockholders have the power to adopt, amend or repeal the Bylaws by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote thereon. The Delaware Charter and the Delaware Bylaws provide that the Board of Directors has the power to adopt, amend and repeal the Delaware Bylaws.

     Dividends. Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the DGCL provides that a corporation may redeem or repurchase its shares only out of surplus. The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights of stockholders whose preferential rights are superior to those receiving the distribution. As of the date of this Information Statement, neither the Company nor OmniAmerica intends to pay dividends or make any other distribution on its capital stock. Nevertheless, the difference between the DGCL and the NRS with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distributions, if any are declared.

     Examination of Books and Records. Under Nevada law, any person who has been a stockholder of record of a corporation for at least 6 months immediately preceding his demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days written demand is entitled to inspect in person or by agent or attorney the corporation's stock ledger; provided that such inspection may be denied to a stockholder or other person upon his refusal to furnish to the corporation an affidavit that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that he has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any record of stockholders for any such purpose. In addition, a person must be the holder of record of, or the holder of record of voting trust certificates for, or have been authorized in writing by the holders of, at least fifteen percent of all outstanding shares of a corporation in order to examine the books of account and all financial records of a corporation. Under Delaware law, any stockholder of a corporation, regardless of his percentage of ownership, has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose," as determined under Delaware law, for such inspection.

     Tender Offer and Business Combination Statutes. Delaware law regulates hostile takeovers by providing that, with respect to a corporation electing to be governed by Section 203 of the DGCL, an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions, with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder", (ii) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (iii) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder." OmniAmerica has not elected to be governed by Section 203 of the DGCL.

     Nevada law regulates hostile takeovers of publicly traded corporations by providing that an "interested stockholder," defined as a stockholder owning 10% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder" or (ii) no earlier than three years after such stockholder became an "interested stockholder" the majority of the outstanding voting power approves the "business combination." Nevada law further regulates tender offers and business combinations involving Nevada corporations by providing that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of stockholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all stockholders who have not voted in favor of granting full voting rights to the Control Shares shall have dissenter's rights as provided by applicable Nevada law. Nevada law provides that a corporation may opt out of the Control Share protections by expressly specifying so in its articles or bylaws. The Nevada Bylaws specify that such protections do not apply to certain transactions.

     Indemnification of Directors and Officers and Advancement of Expenses. The DGCL and the NRS have nearly identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except that the NRS provides broader indemnification in connection with stockholder derivative lawsuits. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses. Under the NRS, a corporation's articles or bylaws or an agreement made by the corporation may provide that the corporation must pay expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses.

     Personal Liability of Directors. Under Delaware law, directors are jointly and severally liable to a corporation for violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under Nevada law, directors are jointly and severally liable to the corporation for violations of statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof. Under Nevada law, absent directors are not liable as long as they did not vote for or assent to any of the illegal acts and, unlike Delaware law, Nevada law allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he did not register his dissent in the minutes of the meeting, by voting against the illegal act and registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

     Under Delaware law, Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. While Nevada law has similar provisions permitting the adoption of charter provisions limiting personal liability, it differs from Delaware law in two respects. First, the applicable NRS provisions apply to both directors and officers. Second, while the applicable DGCL provisions except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. The Delaware Charter, like the Nevada Charter, contains a provision limiting the personal liability of directors. However, unlike the Delaware Charter, the Nevada Charter also limits the liability of officers. Under the laws of either state, the charter provisions will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

     Dissenters' Rights. Both Delaware law and Nevada law provide that stockholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair cash value of their shares. Under both Delaware and Nevada law, unless a corporation's charter provides otherwise, dissenters do not have appraisal rights with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held of record by at least 2,000 stockholders, unless the stockholders are required to accept in exchange for their shares anything other than cash, shares in the surviving corporation, shares in another entity which are listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held of record by at least 2,000 stockholders, or any combination of cash or shares as so described. No stockholder of the Company has rights of dissent in connection with the Merger as the Company Common Stock is listed on the Nasdaq and all stockholders of the Company will receive shares of capital stock of the surviving corporation by virtue of the conversion of the Company Common Stock into OmniAmerica Common Stock. From and after the Merger, the shares of OmniAmerica Common Stock will be listed on the Nasdaq. The Board of Directors of OmniAmerica has no present intention to take any action to delist the OmniAmerica Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     For federal income tax purposes (i) the Merger will constitute a reorganization within the meaning of 368(a) of the Code, (ii) no gain or loss will be recognized by Company stockholders as a consequence of the Merger, (iii) a stockholder's aggregate tax basis in OmniAmerica Common Stock from and after the Merger will be the same as such holder's aggregate tax basis in the shares of Company Common Stock immediately prior to the Merger, (iv) a stockholder's holding period in OmniAmerica Common Stock received in the Merger will include the period in which the Company Common Stock was held, provided the Company Common Stock was held as a capital asset at the time of the Merger, and (v) no gain or loss will be recognized by the Company or OmniAmerica as a consequence of the Merger.

                             1998 STOCK OPTION PLAN

BACKGROUND AND PURPOSE

     Prior to the adoption of the 1998 Stock Option Plan by the Board of Directors on July 24, 1998, only 17,163 shares of Company Common Stock remained available for grant under the three Existing Stock Option Plans. In order to provide for a sufficient number of available options to attract, retain and motivate key employees and certain non-employees, the Board determined it was necessary to create a new stock option plan. Because the 1998 Stock Option Plan provides the flexibility to grant various types of awards to both key employees and non-employees and due to the relatively few number of shares remaining available under the Existing Stock Option Plans, simultaneously with the adoption of the 1998 Stock Option Plan, the Board of Directors approved amendments to the Existing Stock Option Plans providing that no further grants may be made thereunder. All options granted under the Existing Stock Option Plans prior to such amendments, whether or not then vested, will remain in full force and effect and will not be affected as a result of such amendments. As a result of the Merger, the 1998 Stock Option Plan and the Existing Stock Option Plans, as amended, will become plans of OmniAmerica by operation of law.

REQUIRED STOCKHOLDERS VOTE; WRITTEN CONSENT IN LIEU OF MEETING

     The Board of Directors adopted the 1998 Stock Option Plan by unanimous written consent dated as of July 24, 1998 and directed that the 1998 Stock Option Plan be submitted to the stockholders of the Company for their approval.
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder require stockholder approval, in accordance with state law, of the 1998 Stock Option Plan with respect to incentive stock options granted thereunder within twelve months of the adoption of the 1998 Stock Option Plan by the Board of Directors. Under Nevada law, the approval of the 1998 Stock Option Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock. The Majority Holders own a sufficient number of shares of Company Common Stock in order for the 1998 Stock Option Plan to be approved without the concurrence of any other holder of shares of Company Common Stock. The Majority Holders executed and delivered to the Company a written consent dated as July 24, 1998 in lieu of a meeting of stockholders that approves the 1998 Stock Option Plan.

     In accordance with Rule 14c-2(b) under the Exchange Act, the above-referenced consent specifies that the 1998 Stock Option Plan shall become effective no earlier than 20 calendar days after this Information Statement is first mailed to stockholders of the Company.

SUMMARY OF 1998 STOCK OPTION PLAN

     The following summary of the 1998 Stock Option Plan is qualified in its entirety by reference to the full text of the 1998 Stock Option Plan, a copy of which is attached hereto as Exhibit B.

     Eligibility. The 1998 Stock Option Plan is intended to motivate certain key employees (including officers and directors) and eligible non-employees to put forth maximum efforts toward the growth, profitability and success of the Company or its related entities by providing incentives to such persons through the ownership and performance of the Company Common Stock. All employees (including officers and directors) of the Company or its related entities, and certain eligible non-employees rendering services to the Company or its related entities, who have been designated as having a direct and significant effect on the performance of the Company or its related entities by the Committee (as defined below) or Board of Directors of the Company, as the case may be, will be eligible to participate in and receive stock options under the 1998 Stock Option Plan.

     Administration. The 1998 Stock Option Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"); provided, that the entire Board of Directors of the Company may act as the Committee if it chooses to do so; and provided further, that for purposes of designating any Performance-Based Options (as defined below) applicable to key employees who constitute "covered employees" within the meaning of Section 162(m) of the Code, "Committee" shall mean the members of the Compensation Committee who qualify as "outside directors" within the meaning of Section 162(m) of the Code and, for so long as the Company is subject to the reporting requirements of the Exchange Act, as "Non-Employee Directors" within the meaning of Rule 16b-3 ("Rule 16b-3") under the Exchange Act; provided, that, alternatively, for purposes of granting options other than Performance-Based Options thereunder, the Board of Directors may authorize such grants and may take any other actions permitted pursuant to
Section 162(m) of the Code, Rule 16b-3 and applicable law and regulations. The Committee will have the plenary authority to control, operate, manage and administer the 1998 Stock Option Plan in accordance with its terms.

     Shares Available Under the 1998 Stock Option Plan. The aggregate number of shares of Company Common Stock available for grants of stock options under the 1998 Stock Option Plan during its term will be 675,000 shares. Shares of Company Common Stock available for issuance under the 1998 Stock Option Plan may be either authorized but unissued shares or shares of issued stock held in the Company's treasury. Any shares of Company Common Stock underlying stock options which terminate by expiration, forfeiture or otherwise without the issuance of such shares will again be available for grants of stock options under the 1998 Stock Option Plan. Shares issued upon exercise of options granted under the 1998 Stock Option Plan will be "restricted securities" as defined in Rule 144 under the Securities Act until such time as the Company determines in its discretion, if at all, to register such shares under the Securities Act.

     Maximum Individual Grants. The maximum aggregate number of shares of Company Common Stock underlying all stock options that may be granted to any employee during the term of the 1998 Stock Option Plan is 250,000 shares.

     Stock Options. The Committee will, in its sole discretion, determine the key employees and eligible non-employees who will receive stock options and the number of shares of Common Stock underlying each stock option. The Committee may grant "incentive stock options" (as such options are described under Section 422 of the Code); provided, that such options will be granted only to key employees of the Company or its related entities, or it may grant stock options which are not incentive stock options ("non-qualified stock options") to all participants. Each stock option will be subject to such terms and conditions consistent with the 1998 Stock Option Plan as the Committee may impose from time to time. In addition, incentive stock options are subject to certain restrictions imposed by the Code.

     Stock Option Exercise Price. The Committee will determine the exercise price of each stock option; provided, that in the case of an incentive stock option, the exercise price will not be lower than the fair market value per share of the Company Common Stock on the date of grant; and provided, further, that in the case of an incentive stock option granted to a participant who, at the time such incentive option is granted, possesses 10% of the total combined voting power of all classes of shares of the Company or any of its related entities, the option exercise price shall not be less than 110% of the fair market value per share of the Company Common Stock on the date of grant. Stock options granted under the 1998 Stock Option Plan cannot be exercised after the tenth anniversary of the date of grant; provided, that no incentive option granted to a participant who, at the time of such option is granted, owns stock of the Company or any of its related entities possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its related entities will not be exercisable after the expiration of five years from the date such option is granted;

and provided, further, that non-qualified stock options may be exercised after the tenth anniversary of the date of grant if such option expressly so provides.

     Vesting of Stock Options. Unless otherwise determined by the Committee at the time of grant, stock options will vest in annual one-third increments commencing on the first anniversary of the date of grant. Stock options granted under the 1998 Stock Option Plan may also be subject to such other terms and conditions as determined by the Committee.

     Payment of Stock Option Exercise Price. The stock option exercise price may be paid in cash. The Committee may prescribe any other method of payment of the exercise price that it determines to be consistent with applicable law and the purposes of the 1998 Stock Option Plan, including (i) the delivery of shares of Company Common Stock then owned by the participant, (ii) the withholding of shares of Company Common Stock for which a stock option is exercisable or (iii) a combination of (i) and (ii); provided, that incentive stock options will be subject to certain limitations; and provided further, that no such procedure will be available if there is an opinion of the Company's independent accounting firm that the use of such a procedure could negatively affect the financial statements of the Company or its related entities.

     Termination of Employment. If a participant's employment is terminated due to death or disability, all non-vested portions of stock options held by the participant will be forfeited and all vested portions of stock options held by the participant will remain exercisable until the earlier of (i) the end of the 180-day period following the date of death or termination of employment (unless a longer or shorter period is expressly provided by such option or established by the Committee) or (ii) the date the stock option would otherwise expire; provided, that in the case of an incentive stock option, the vested portion of such option must be exercised within one year after termination of the participant's employment due to his or her disability. If the Company or any of its related entities terminates a participant's employment for good cause or a non-employee participant voluntarily terminates service, the participant will forfeit all stock options, whether vested or non-vested (except as to shares of stock already purchased thereunder), unless such participant's stock options expressly provide otherwise. If a participant's employment or retention is terminated for any reason other than for good cause or due to such participant's death or disability, all non-vested portions of stock options held by the participant will be forfeited and, with the approval of the Board of Directors, all vested portions of stock options held by the participant will remain exercisable until the earlier of (i) the end of the 30-day period following the date of the termination of employment (unless a longer or shorter period is expressly provided by such option or established by the Committee) or (ii) the date the stock option would otherwise expire; provided, that no incentive stock option will be exercisable more than three months after such termination of employment; and provided, further, that the Committee may, in its sole discretion, extend the exercise date of any option upon termination of employment or retention for a period not to exceed six months plus one day (but in no event after the expiration date of the option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

     Performance-Based Options. The Committee, in its sole discretion, may designate and design stock options granted under the 1998 Stock Option Plan as "Performance-Based Options" if it determines that compensation attributable to such options might not otherwise be tax deductible by the Company due to the deduction limitation imposed by Section 162(m) of the Code. Accordingly, stock options granted under the 1998 Stock Option Plan may be granted in such a manner that the compensation attributable to such options is intended by the Committee to qualify as "performance-based compensation" as such term is used in Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code. Performance-Based Options will be granted with an exercise price that is not less than fair market value on the date of grant or, if less than fair market value on the date of grant, the granting or vesting of such options is subject to the achievement of a performance goals or goals based on one or more of the following performance measures, either individually or in combination: net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization;

economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs. Performance goals established as described above will be submitted to the stockholders of the Company for approval and, as required by Section 162(m) of the Code, will be disclosed to and reapproved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved such performance goals.

     Change of Control. If there is a Change of Control of the Company (as defined in the 1998 Stock Option Plan) or the Company enters into an agreement providing for a Change of Control, the Committee may accelerate the vesting date of all stock options outstanding under the 1998 Stock Option Plan.

     Adjustment of Shares. If there is any change in the Company Common Stock, such as due to a merger, consolidation, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "Adjustment Event"), the 1998 Stock Option Plan provides for appropriate adjustments to be made to outstanding stock options thereunder. In the event that the Company is not a surviving entity of an Adjustment Event and, following such Adjustment Event, stock options issued pursuant to the 1998 Stock Option Plan have not been exercised, cancelled or terminated in connection therewith, the Company will cause such options to be assumed, or cancelled and replacement stock options issued, by the surviving entity or a related entity.

     Termination and Amendment of 1998 Stock Option Plan. The Board of Directors may amend, modify, suspend or terminate the 1998 Stock Option Plan at any time, provided that such action does not materially impair the value of any outstanding stock options without the participant's consent. No amendment of the 1998 Stock Option Plan will, without the approval of the stockholders of the Company, increase the total number of shares which may be issued and sold under the 1998 Stock Option Plan, decrease the minimum option exercise price in the case of an incentive stock option, or modify the requirements as to eligibility for incentive stock options. The Board of Directors may amend the 1998 Stock Option Plan and the stock options granted thereunder to cause the plan and stock options to (i) qualify as "incentive stock options" within the meaning of
Section 422 of the Code, (ii) comply with Rule 16b-3 under the Exchange Act and the regulations promulgated thereunder, or (iii) comply with Section 162(m) of the Code and the regulations promulgated thereunder.

     Miscellaneous. By acceptance of the stock option, the participant is deemed to (i) agree to reimburse the Company or its related entity by which the participant is employed for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation in respect of the participant's exercise of all or a portion of the stock option,
(ii) authorize the Company or its related entity by which the participant is employed to withhold from any cash compensation paid to the participant or in the participant's behalf the amount of such taxes which otherwise has not been reimbursed by the participant, and (iii) agree that the Company may hold the stock certificate as to which the participant is entitled upon exercise of the stock option as security for payment of such taxes. Except as expressly provided in any non-qualified stock option, stock options granted under the 1998 Stock Option Plan are not transferable except by will or the laws of descent and distribution, and stock options are exercisable, during the participant's lifetime, only by the participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The statements in the following paragraphs are based on statutory authority and judicial and administrative interpretations, as of the date of this Information Statement, which authorities and interpretations are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

     Incentive Stock Options. Incentive stock options ("ISOs") granted under the 1998 Stock Option Plan are intended to meet the definitional requirements of
Section 422(b) of the Code for "incentive stock options."

     An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the Company or its related entities from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three-month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as a NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options."

     Further, if after exercising an ISO, an employee disposes of the Company Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Company Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the employee will recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, of the gain would be capital gain (provided the employee held such shares as a capital asset at such time). Under present law, capital gains are generally eligible for a maximum federal income tax rate of 20% if the holder's holding period exceeds twelve months. If the disqualifying disposition is a sale or exchange, and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

     An employee who exercises an ISO by delivering Company Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Company Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously-acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

     The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Company Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

     Non-Qualified Stock Options. Non-qualified stock options ("NSOs") granted under the 1998 Stock Option Plan are stock options that do not qualify as ISOs. A participant who receives a NSO will not recognize any taxable income upon the grant of such NSO. However, the participant generally will recognize ordinary income upon exercise of a NSO in an amount equal to the excess of (i) the fair market value of the shares of Company Common Stock at the time of exercise over
(ii) the exercise price.

     As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of a NSO (i.e., the "Deferral Period")) for any participant who is an officer or director of the Company or its related entity or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company or its related entity. Absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares, recognition of income by the participant will be deferred until the expiration of the Deferral Period, if any.

     The ordinary income recognized with respect to the receipt of shares upon exercise of a NSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NSO, the Company may satisfy the liability in whole or in part by withholding shares of Company Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned, valued at their fair market value as of the date that the tax withholding obligation arises.

     A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the participant with respect to a NSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

     If a participant exercises a NSO by delivering shares of Company Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant's tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NSO as if the participant had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

     Change in Control. In general, if the total amount of payments to a participant that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code), including payments under the 1998 Stock Option Plan that vest upon a "change in control," equals or exceeds three times the participant's "base amount" (generally, such participant's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "excess parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

     Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly-held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a NSO or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. In general, the Company intends for stock options granted under the 1998 Stock Option Plan to qualify for the performance-based compensation exception to
Section 162(m) of the Code.

                          INTERESTS OF CERTAIN PERSONS

     No officer or director or any associate thereof has a personal interest in the Reincorporation. Officers and directors of the Company are eligible to receive option grants under the 1998 Stock Option Plan.

                           MARKET PRICE AND DIVIDENDS

     The Company Common Stock currently is quoted on the Nasdaq under the symbol "SCTR." On July 23, 1998, the day preceding the date on which the Merger Agreement and the written consents approving the Reincorporation and the 1998 Stock Option Plan were executed, the high and low bid prices of the Company Common Stock were $42 3/4 and $41 7/8, respectively. These prices reflect inter-dealer prices and do not include adjustments for retail mark-ups, mark-downs or commissions and may not represent actual transactions.

     As a result of the Merger, each outstanding share of Company Common Stock will be converted into one share of OmniAmerica Common Stock, which will be quoted on the Nasdaq under the symbol "XMIT" and which will be identified by CUSIP number 68211J 10 0.

     To date, the Company has not declared or paid any cash dividends on the Company Common Stock and the present policy of the Board of Directors is to retain any earnings to provide for the Company's growth. The Credit Agreement dated as of June 30, 1998 among the Company, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, issuing lender and swingline lender, Bankers Trust Company, as documentation agent, and BankBoston, N.A., as syndication agent, contains covenants that restrict the Company's ability to pay dividends. Further, future determination to pay dividends will be at the discretion of the Board of Directors and in light of the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid during each of the three years in the period ended June 30, 1998 to the following individuals (the "Named Executive Officers"): (i) the Chief Executive Officer and each other individual who was serving as an executive officer of the Company at June 30, 1998 whose total annual salary and bonus for the fiscal year ended June 30, 1998 was in excess of $100,000 and (ii) Michael R. Budagher, who served as Chief Executive Officer of the Company prior to the April Merger and who was serving as the Vice Chairman and Chief Operating Officer of the Company at June 30, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                                                         ------------
                                              ANNUAL COMPENSATION         SECURITIES        ALL
                                         -----------------------------    UNDERLYING       OTHER
      NAME AND PRINCIPAL POSITION        YEAR     SALARY($)   BONUS($)     OPTIONS      COMPENSATION
      ---------------------------        ----     ---------   --------   ------------   ------------
Carl E. Hirsch.........................  1998(1)   273,500         --           --           --
  President and Chief Executive          1997           --         --           --           --
  Officer (since April 23, 1998)         1996           --         --           --           --
Anthony S. Ocepek......................  1998(1)   232,944         --           --           --
  Executive Vice President and           1997           --         --           --           --
  Chief Financial Officer                1996           --         --           --           --
  (since April 23, 1998)
Ernie L. Carpenter.....................  1998      150,000         --       60,000           --
  President and Chief Executive Officer  1997      116,667    110,000           --           --
  of Microwave Tower Service, Inc.       1996       50,000     35,000           --           --
F. Howard Mandel.......................  1998(1)   116,667         --           --           --
  Vice President and General Counsel     1997           --         --           --           --
  (since April 23, 1998)                 1996           --         --           --           --
Michael R. Budagher....................  1998       70,833         --           --           --
  Vice Chairman and Chief Operating      1997       85,000         --           --          850(2)
  Officer (since April 23, 1998) and     1996       85,000         --           --           --
  Chief Executive Officer (until April
  23, 1998)

---------------

(1) Amounts for the fiscal year ended June 30, 1998 for Messrs. Hirsch, Ocepek and Mandel include compensation paid to such individuals as executive officers of OmniAmerica Holdings Corporation and its subsidiaries prior to the April Merger. OmniAmerica Holdings Corporation and its subsidiaries had no operations prior to July 1, 1997.

(2) Reflects employer contributions under the Specialty Constructors, Inc. Profit Sharing Plan.

     The following table summarizes option grants made during the fiscal year ended June 30, 1998 to the Named Executive Officers. Other than as set forth below, no stock options, SARs or awards under any long-term incentive plan were granted to any Named Executive Officer in the fiscal year ended June 30, 1998.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                              -----------------------------------------------------    POTENTIAL REALIZABLE
                              NUMBER OF                                                  VALUE AT ASSUMED
                              SECURITIES    PERCENT OF                                 ANNUAL RATES OF STOCK
                              UNDERLYING   TOTAL OPTIONS                              PRICE APPRECIATION FOR
                               OPTIONS      GRANTED TO     EXERCISE OR                    OPTION TERM(2)
                               GRANTED     EMPLOYEES IN    BASE PRICE    EXPIRATION   -----------------------
                                (#)(1)      FISCAL YEAR      ($/SH)         DATE        5%($)       10%($)
                              ----------   -------------   -----------   ----------   ---------   -----------
Ernie L. Carpenter..........    60,000         19.8%         $12.50       12/3/07      471,671     1,195,307

---------------

(1) The options to purchase Company Common Stock were granted under the Company's 1997 Stock Incentive Plan and become exercisable in three equal annual installments commencing on January 1, 1999.

(2) The potential realizable value portion of the foregoing table illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compound rates of appreciation of Company Common Stock over the term of the options. These amounts represent certain assumed rates of appreciation only, assuming a fair market value on the date of grant of $12.50 per share. Actual gains on the exercise of options are dependent on the future performance of Company Common Stock. There can be no assurance that the potential values reflected in this table will be achieved. All amounts have been rounded to the nearest whole dollar amount.

     The following table summarizes the value of options to acquire Company Common Stock held by the Named Executive Officers as of June 30, 1998. Other than as set forth below, at June 30, 1998, no Named Executive Officer held any unexercised stock options or SARs.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR ENDED OPTION VALUES(1)

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                     OPTIONS AT FISCAL YEAR      IN-THE-MONEY OPTIONS AT
                                                             END(#)               FISCAL YEAR END($)(2)
                                                    -------------------------   -------------------------
                                                    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                                                    -------------------------   -------------------------
Ernie L. Carpenter................................          0/60,000                   0/1,470,000

---------------

(1) No options were exercised by a Named Executive Officer in fiscal 1998.

(2) Reflects a market value of the underlying securities of $37.00 per share, the closing price on The Nasdaq Stock Market on June 30, 1998, less the exercise price.

EMPLOYMENT AGREEMENTS

     Executive Employment Agreements with Messrs. Hirsch, Budagher and Ocepek. Each of Messrs. Hirsch, Budagher and Ocepek entered into Executive Employment Agreements with the Company effective April 23, 1998 with terms ending on April 23, 2000; provided that the term of each such employment agreement shall be extended for successive one year terms unless either party shall give notice that the term shall not be so extended at least 120 days prior to the end of the initial term or annual extension, as the case may be. The employment agreements provide that Messrs. Hirsch, Budagher and Ocepek shall serve as the President and Chief Executive Officer, Vice Chairman and Chief Operating Officer, and Executive Vice President and Chief Financial Officer, respectively, of the Company. The employment agreements further provide that Messrs. Hirsch, Budagher and Ocepek shall receive an annual base salary of $295,000, $245,000 and $245,000, respectively, subject to increase as determined in the sole discretion of the Board of Directors of the Company, and that each such executive officer shall be eligible for annual bonuses based on budgeted earnings before income tax, depreciation and amortization and other criteria established by the Board of Directors at the beginning of each fiscal year. The employment agreements also provide that Messrs. Hirsch, Budagher and Ocepek will be entitled to other customary benefits generally made available to other executives of the Company. The employment agreements provide for a severance payment equal to twelve months base salary in the event of termination of employment by the executive for Good Reason (as defined) or by the Company other than for Cause (as defined), Financial Cause (as defined) or the executive's death, permanent disability or retirement and for severance payments equal to six months base salary in the event of termination by the Company for Financial Cause. Pursuant to the employment agreements, Messrs. Hirsch, Budagher and Ocepek have agreed that, subject to certain exceptions, during the term of their respective agreements and for one year thereafter, they will not (i) solicit, entice, persuade or induce any employee of the Company or its subsidiaries to terminate his employment with the Company or its subsidiaries or become employed by any other person and (ii) compete with the Company through any person or other business enterprise having or operating transmission towers within any of the same markets as the Company or any of its subsidiaries.

     Executive Employment Agreement with Mr. Carpenter. Mr. Carpenter entered into an Employment Agreement with Microwave Tower Service, Inc., a wholly owned subsidiary of the Company ("MTS"), on June 30, 1997 for a term of three years pursuant to which Mr. Carpenter serves as President and Chief Executive Officer of MTS. The employment agreement provides that Mr. Carpenter shall receive an annual salary of $150,000 and shall be eligible for a bonus for each fiscal year during which Mr. Carpenter is continuously employed by MTS. The employment agreement also provides that Mr. Carpenter will be entitled to such benefits as are customarily provided to other employees of MTS. Pursuant to his employment agreement, Mr. Carpenter has agreed that he will not, during the term of his employment and for two years thereafter, (i) directly or indirectly, engage or participate in any business or other activities in competition with MTS in the United States, (ii) directly or indirectly, call upon any customer of MTS, the Company or their respective subsidiaries for the purpose or selling to or supplying such customer with products or services similar to the products and services provided by MTS, the Company or their respective subsidiaries and (iii) directly or indirectly, solicit or employ any person employed by MTS, the Company or their respective subsidiaries.

COMPENSATION OF DIRECTORS

     Prior to the April Merger, Directors received $500 for each Board of Directors meeting attended and reimbursement for expenses incurred in attending such meetings. In addition, Directors who served on committees received $100 per hour for time spent attending meetings of such committees. The Company has not adopted a formal policy regarding the compensation of Directors following the April Merger. The Company anticipates that Directors will be compensated in accordance with the policy in effect prior to the April Merger until such time as a new policy has been adopted.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     As of July 24, 1998, there were 15,063,385 shares of Company Common Stock issued and outstanding. The following table sets forth certain information, as of July 24, 1998, with respect to the beneficial ownership of shares of Company Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Company Common Stock (as derived solely from the Company's review of Schedules 13D and 13G on file with the Commission and from correspondence received from or telephone conversations with certain stockholders of the Company), (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all executive officers and directors of the Company as a group.

                                                          AMOUNT AND NATURE OF
                                                         BENEFICIAL OWNERSHIP OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            COMPANY COMMON STOCK(1)   PERCENT OF CLASS
         ------------------------------------            -----------------------   ----------------
Thomas O. Hicks........................................         6,678,429(2)             44.3%
  200 Crescent Court, Suite 1600
  Dallas, Texas 75201-6950
HMTF/Omni Partners, L.P................................         6,651,141(3)             44.2%
  200 Crescent Court, Suite 1600
  Dallas, Texas 75201-6950
Tommie R. Carpenter....................................         2,280,000(4)             15.1%
  888 Coburn St. South
  Salem, Oregon 97302
Michael R. Budagher....................................         2,155,000(5)             14.3%
  12001 Hwy 14 North
  Cedar Crest, New Mexico 87001
John D. Emery..........................................            12,000(6)                *
Jack D. Furst..........................................            17,604                   *
Carl E. Hirsch.........................................            17,000(7)                *
Jeffrey A. Howard......................................           137,500(8)                *
Lawrence D. Stuart, Jr.................................             5,065                   *
Ernie L. Carpenter.....................................                --                  --
J. Otis Winters........................................                --                  --
Anthony S. Ocepek......................................                --(7)               --
F. Howard Mandel.......................................                --(7)               --
All executive officers and directors as a group (11             2,344,169                15.5%
  persons).............................................

---------------

 *  Less than 1%.

(1) Based upon information supplied or confirmed by officers, directors and the principal stockholders. The percentage of class assumes the exercise of all options and warrants held by the named individual that are exercisable on July 24, 1998, or within sixty days thereafter, but not the exercise of any other options or warrants that are outstanding.

(2) Includes (i) 24,412 shares owned of record by Mr. Hicks, (ii) 2,876 shares owned of record by six trusts of which Mr. Hicks serves as trustee and (iii) 6,651,141 shares owned of record by HMTF/Omni Partners, L.P., a limited partnership of which the sole general partner is HM3/OmniAmerica Partners, LLC, a limited liability company of which the sole member is HM3 Coinvestors, L.P., a limited partnership of which the sole general partner is Hicks, Muse GP Partners III, L.P., a limited partnership of which the sole general partner is Hicks, Muse Fund III Incorporated, a corporation of which Mr. Hicks is the sole director, Chairman of the Board, Chief Executive Officer, Secretary and sole stockholder. Mr. Hicks expressly disclaims (i) the existence of any group and (ii) beneficial ownership with respect to any shares of Company Common Stock not owned of record by him.

(3) See footnote (2) above.

(4) Includes (i) 348,600 shares owned of record by Mr. Carpenter and (ii) 1,931,400 shares owned by Carpenter Family Investments LLC (the "Carpenter LLC"), of which Mr. Carpenter and his wife are the sole members.

(5) Consists entirely of shares owned by the Budagher Family LLC (the "Budagher LLC"), of which Mr. Budagher is the general manager.

(6) Consists entirely of shares that are deemed beneficially owned by Mr. Emery by virtue of options held by him that are exercisable within 60 days of July 24, 1998.

(7) In addition to shares of Company Common Stock, if any, owned of record by Messrs. Hirsch, Ocepek and Mandel, each of Messrs. Hirsch, Ocepek and Mandel are also limited partners of HMTF/Omni Partners, L.P. The percentage ownership represented by Messrs. Hirsch's, Ocepek's and Mandel's limited partnership interests are equivalent to 487,847, 487,847, and 71,118 shares, respectively, of the shares of Company Common Stock owned by HMTF/Omni Partners, L.P.

(8) Includes (i) 50,000 shares owned of record by Mr. Howard and (ii) 87,500 shares that are deemed beneficially owned by Mr. Howard by virtue of options held by him that are exercisable within 60 days of July 24, 1998.

                             AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act. In accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. Such reports, proxy statements and other information may be inspected and copied at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20459, and at the regional offices of the Commission located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material may also be obtained upon payment of the Commission's prescribed fees by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy and information statements regarding registrants, such as the Company, that file electronically with the Commission.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the Securities and Exchange Commission are incorporated into this Information Statement by reference:

          (1) The Company's Annual Report on Form 10-KSB for the year ended June 30, 1997;

          (2) The Company's Quarterly Report on From 10-QSB for the quarter ended September 30, 1997;

          (3) The Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 1997;

          (4) The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998; and

          (5) The Company's Current Report on Form 8-K dated April 23, 1998, as amended by the Company's Form 8-KA filed on July 7, 1998, including (a) the audited historical financial statements for (i) OmniAmerica Holdings Corporation ("Holdings") as of December 31, 1997 and for the period from inception (October 15, 1997) through December 31, 1997, (ii) HSW Associates, Inc. ("HSW") as of December 31, 1997 and for each of the two years in the period then ended, (iii) TowerCom, Limited ("TowerCom") as of December 31, 1997 and December 31, 1996 and for the years then ended, (iv) Miller Transmission Tower Company, Limited ("Miller") as of December 31, 1997 and December 31, 1996 and for the years then ended and (v) Kline Iron & Steel Company, Inc. ("Kline") as of September 30, 1997 and September 30, 1996 and for the years then ended and (b) with respect to the Company, Holdings, HSW, TowerCom, Miller and Kline, the pro forma combined income statement for the year ended June 30, 1997, the pro forma combined balance sheet as of March 31, 1998 and the pro forma combined income statement for the nine-month period ended March 31, 1998.

     The Company will provide, without charge, to each person to whom this Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Information Statement. Requests should be directed to the Company at the following address: 12001 State Highway 14 North, Cedar Crest, New Mexico 87008, Attention: Keith Hartnett; telephone number (505) 281-2197.

                                 MISCELLANEOUS

     The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Common Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Company by writing to it at the following address: 12001 State Highway 14 North, Cedar Crest, New Mexico, 87008,
Attention: Keith Hartnett.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of July 24, 1998, by and between Specialty Teleconstructors, Inc., a Nevada corporation ("STI"), having its principal place of business at 12001 State Highway 14 North, Cedar Crest, New Mexico 87008, and OmniAmerica, Inc., a Delaware corporation and a wholly owned subsidiary of STI ("OmniAmerica"), having its principal place of business at 12001 State Highway 14 North, Cedar Crest, New Mexico 87008.

                                    RECITALS

     WHEREAS, STI shall merge ("the Merger") with and into OmniAmerica, with OmniAmerica surviving as a Delaware corporation (as such, the "Surviving Corporation"); and

     WHEREAS, in connection with the Merger each outstanding share of STI common stock, par value $0.01 per share ("STI Common Stock"), shall be converted into one share of common stock, par value $0.01 per share, of OmniAmerica ("OmniAmerica Common Stock") set forth herein; and

     WHEREAS, the Board of Directors and the stockholders of STI and the Board of Directors and sole stockholder of OmniAmerica have approved and adopted this Agreement and the transactions contemplated thereby in accordance with the Nevada Revised Statutes (the "NRS") and the General Corporation Law of the State of Delaware (the "DGCL"), respectively;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

     SECTION 1.1. The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the provisions of the NRS and the DGCL, STI shall be merged with and into OmniAmerica. Following the Merger, the separate existence of STI shall cease, and OmniAmerica shall continue as the Surviving Corporation under the laws of the State of Delaware and shall continue under the name "OmniAmerica, Inc."

     SECTION 1.2. Effective Time of the Merger. The Merger shall become effective upon the filing of the later of the certificate of merger (the "Certificate of Merger") to be filed pursuant to Section 252(c) of the DGCL with the Secretary of State of the State of Delaware and the articles of merger (the "Articles of Merger") to be filed pursuant to Section 92A.200 of the NRS with the Secretary of State of the State of Nevada (the "Effective Time").

     SECTION 1.3. Closing. Subject to the satisfaction or waiver of all conditions to the consummation of the transactions contemplated hereby, the closing of the Merger (the "Closing") shall take place at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201, at such date and time as is agreed to by the parties hereto. The date and time on which the Closing shall occur is referred to herein as the "Closing Date".

     SECTION 1.4. Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the NRS and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of STI and OmniAmerica shall vest in the Surviving Corporation, and all debts, liabilities and duties of STI and OmniAmerica shall become the debts, liabilities and duties of the Surviving Corporation.

     SECTION 1.5. Certificate of Incorporation of the Surviving Corporation. At the Effective Time and without any further action on the part of the parties hereto, the Certificate of Incorporation of OmniAmerica shall be the Certificate of Incorporation of the Surviving Corporation.

     SECTION 1.6. Bylaws of the Surviving Corporation. At the Effective Time and without any further action on the part of the parties hereto, the Bylaws of OmniAmerica shall be the Bylaws of the Surviving Corporation.

     SECTION 1.7. Board of Directors and Officers of the Surviving Corporation. Each of the directors of STI immediately prior to the Effective Time shall be, from and after the Effective Time, a director of the Surviving Corporation in the class designated below. Each such director shall serve as such until his respective successor is duly elected and qualified, or his earlier death, resignation or removal.

     CLASS I            CLASS II            CLASS III
     -------            --------            ---------
Jeffrey A. Howard  Ernie L. Carpenter  Michael R. Budagher
Carl E. Hirsch     Lawrence D. Stuart  Jack D. Furst
John D. Emery      J. Otis Winters

Each of the officers of STI immediately prior to the Effective Time shall be, from and after the Effective Time, an officer of the Surviving Corporation, holding the same office he held with STI, until his respective successor is duly elected and qualified, or his earlier death, resignation or removal.

                                   ARTICLE II

                              CONVERSION OF SHARES

     SECTION 2.1. Conversion of Outstanding Shares of STI Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto, (i) each issued and outstanding share of STI Common Stock outstanding immediately prior to the Effective Time shall be converted into one share of OmniAmerica Common Stock and (ii) each certificate representing shares of STI Common Stock outstanding immediately prior to the Effective Time shall represent the same number of shares of OmniAmerica Common Stock.

     SECTION 2.2. Conversion of Outstanding Options to Purchase STI Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto, each outstanding option to purchase STI Common Stock under a Plan (as hereinafter defined) shall be converted into an option to purchase an equal number of shares of OmniAmerica Common Stock pursuant to the terms and conditions set forth in the related option agreement and Plan.

     SECTION 2.3. Cancellation of Outstanding Shares of OmniAmerica Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto, each issued and outstanding share of OmniAmerica Common Stock outstanding immediately prior to the Effective Time shall be cancelled and shall cease to exist and no consideration shall be deliverable in exchange therefor.

                                  ARTICLE III

                              REPRESENTATIONS AND
                               WARRANTIES OF STI

     STI represents and warrants to OmniAmerica as set forth below:

     SECTION 3.1. Organization and Qualification. STI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in every jurisdiction where the nature of the business conducted by it or the properties owned or leased by it requires qualification.

     SECTION 3.2. Authorization. STI has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by STI of its obligations hereunder, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors and stockholders of STI. No other corporate action on the part of STI is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by STI and, assuming this Agreement constitutes a valid and binding obligation of OmniAmerica, shall constitute a valid and binding obligation of STI enforceable against it in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 3.3. No Violation. Neither the execution and delivery of this Agreement, the performance by STI of its obligations hereunder nor the consummation by STI of the transactions contemplated hereby or thereby will (a) violate, conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws of STI or any of its subsidiaries, (b) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate (whether as a result of a change in control of STI or otherwise) any obligation, or result in the loss of any benefit, or give rise to the creation of any lien, charge, security interest or encumbrance upon any of the properties or assets of STI or any of its subsidiaries under any of the terms, conditions or provisions of any note, bond, mortgage, indenture or deed of trust, or any material license, lease, agreement or other instrument or obligation to which STI or any of its subsidiaries is a party or by which it or any of its properties or assets may be bound or affected, or (c) violate any order, writ, judgment, injunction, decree, statute, rule or regulation, of any court or governmental authority applicable to STI or any of its subsidiaries or any of their respective properties or assets.

     SECTION 3.4. Capitalization of STI. The authorized capital stock of STI consists of 20,000,000 shares of STI Common Stock and 2,000,000 shares of preferred stock, par value $0.1 per share (the "STI Preferred Stock"). As of the date hereof, STI has 15,063,385 shares of STI Common Stock outstanding, all of which have been validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights, and 654,526 shares of STI Common Stock reserved for issuance upon the exercise from time to time of outstanding options (the "Old Plan Options") under the Company's Amended and Restated 1994 Stock Option Plan, Outside Directors' Stock Option Plan and the 1997 Stock Incentive Plan (each a "Plan" and collectively, the "Plans"). As of the date hereof, no shares of STI Preferred Stock are outstanding.

     SECTION 3.5. Consents and Approvals. Other than the filing of a certificate of merger pursuant to the DGCL and articles of merger pursuant to the NRS and requirements of federal and state securities laws, no filing or registration with, no notice to and no permit, authorization, consent or approval of any governmental authority is necessary for the consummation by STI of the transactions contemplated by this Agreement.

                                   ARTICLE IV

                              REPRESENTATIONS AND
                           WARRANTIES OF OMNIAMERICA

     OmniAmerica hereby represents and warrants to STI that:

     SECTION 4.1. Organization and Qualification. OmniAmerica is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of property by it or the conduct of its business requires such licensing or qualification.

     SECTION 4.2. Authorization. OmniAmerica has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by OmniAmerica, the performance by OmniAmerica of its obligations hereunder and the consummation by OmniAmerica of the transactions contemplated hereby have been duly authorized by the Board of Directors and the sole stockholder of OmniAmerica. No other corporate proceeding on the part of OmniAmerica is necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by OmniAmerica and, assuming this Agreement constitutes a valid and binding obligation of STI, shall constitute a valid and binding obligation of OmniAmerica, enforceable against it in accordance with its terms, except to the extent that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 4.3. No Violation. Neither the execution and delivery of this Agreement by OmniAmerica and the performance by OmniAmerica of its obligations hereunder or thereunder nor the consummation by OmniAmerica of the transactions contemplated hereby or thereby will (a) violate, conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of OmniAmerica, (b) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate any obligation or result in the loss of a benefit or give rise to the creation of any lien, charge, security interest or encumbrance upon any of the respective properties or assets of OmniAmerica under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which OmniAmerica is a party or by which they or any of their respective properties or assets may be bound or affected or (c) violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court or domestic or foreign governmental authority applicable to OmniAmerica or any of its respective properties or assets.

     SECTION 4.4. Capitalization of OmniAmerica. The total number of shares of stock which the Corporation has authority to issue is 110,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $0.01 per share, and (ii) 100,000,000 shares of OmniAmerica Common Stock. As of the date hereof, 1,000 shares of OmniAmerica Common Stock are issued and outstanding.

     SECTION 4.5. Consents and Approvals. Other than the filing of a certificate of merger pursuant to the DGCL and articles of merger pursuant to the NRS and requirements of federal and state securities laws, no filing or registration with, no notice to and no permit, authorization, consent or approval of any third party or any public or governmental body or authority is necessary for the consummation by OmniAmerica of the transactions contemplated by this Agreement.

                                   ARTICLE V

                                   COVENANTS

     SECTION 5.1. Consents and Approvals. The parties hereto each shall cooperate with one another and use all reasonable efforts to prepare all necessary documentation to effect promptly all necessary filings and to obtain all necessary permits, consents, approvals, orders and authorizations of or any exemptions by, all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement.

                                   ARTICLE VI

                               CLOSING CONDITION

     SECTION 6.1. Condition to Each Party's Obligations under this
Agreement. The respective obligations of each party under this Agreement shall be subject to the fulfillment at or prior to the Effective Time of the following condition: all permits, consents, waivers, clearances, approvals and authorizations of all third parties and governmental bodies necessary or advisable in connection with the consummation of the Merger shall have been obtained.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. Amendment and Modification. This Agreement may be amended by a written instrument signed by the parties hereto and, as applicable, approved by action taken by their respective boards of directors, at any time, but no amendment shall be made which by law requires further approval by the stockholders of any of the parties hereto without such further approval.

     SECTION 7.2. Waiver of Compliance; Consents. Any failure by the other party hereto to comply with any obligation, covenant, agreement or condition contained herein may be waived in writing by STI and OmniAmerica, as applicable, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

     SECTION 7.3. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 7.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon the earlier of delivery thereof if by hand or upon receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested) or on the second next business day after deposit if sent by a recognized overnight delivery service or upon transmission if sent by telecopy or facsimile transmission (with request of assurance of receipt in a manner customary for communication of such type) as follows:


(a)  If to STI, to:                 (b)  If to OmniAmerica, to:
     Specialty Teleconstructors,         OmniAmerica, Inc.
     Inc.                                12001 State Highway 14 North
     12001 State Highway 14 North        Cedar Crest, New Mexico 87008
     Cedar Crest, New Mexico 87008       Attention: F. Howard Mandel
     Attention: F. Howard Mandel         Facsimile No.: 216/447-4450
     Facsimile No.: 216/447-4450
                                         and
     and
                                         Weil, Gotshal & Manges LLP
     Weil, Gotshal & Manges LLP          100 Crescent Court, Suite
     100 Crescent Court, Suite           1300
     1300                                Dallas, Texas 75201
     Dallas, Texas 75201                 Attention: Mary R. Korby,
     Attention: Mary R. Korby,           Esq.
     Esq.                                Facsimile No.: 214/746-7777
     Facsimile No.: 214/746-7777

     SECTION 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and where applicable, the DGCL and the NRS, without regard to the conflicts-of-laws rules thereof.

     SECTION 7.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     SECTION 7.7. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 7.8. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no agreements, representations, warranties or covenants other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 7.9. Assignment. This Agreement shall not be assigned by operation of law or otherwise.

     SECTION 7.10. Termination of Representations and Warranties. None of the representations and warranties of OmniAmerica and STI shall survive the Effective Time. Notwithstanding any of the terms or provisions of this Agreement, STI and OmniAmerica agree that neither it nor any person acting on its behalf may assert any claims or cause of action against any officer or director of the other party or any stockholder of such other party in connection with or arising out of this Agreement.

     SECTION 7.11. Severability. The parties agree that if one or more provisions contained in this Agreement shall be deemed or held to be invalid, illegal or unenforceable in any respect under any applicable law, this Agreement shall be construed with the invalid, illegal or unenforceable provision deleted, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

     SECTION 7.12. Abandonment of Merger. This Agreement may be terminated by the board of directors of the parties hereto prior to the filing of the Articles of Merger and Certificate of Merger notwithstanding approval of this Agreement by the stockholders thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                            SPECIALTY TELECONSTRUCTORS, INC.
                                            a Nevada corporation

                                            By: /s/ F. HOWARD MANDEL
                                              ----------------------------------
                                            Name: F. Howard Mandel
                                            Title:  Vice President

                                            OMNIAMERICA, INC.
                                            a Delaware corporation

                                            By: /s/ DANIEL S. DROSS
                                              ----------------------------------
                                            Name: Daniel S. Dross
                                            Title:  President

                                                                       EXHIBIT B

                        SPECIALTY TELECONSTRUCTORS, INC.
                             1998 STOCK OPTION PLAN

1. Purpose.

     Specialty Teleconstructors, Inc., a Nevada corporation (herein, together with its successors, referred to as the "Company"), by means of this 1998 Stock Option Plan (the "Plan"), desires to afford certain key employees employed by, and certain persons performing services for the Company and any direct or indirect subsidiary or parent corporation thereof now existing or hereafter formed or acquired (such corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. Certain definitions used herein are defined in Section 18 of this Plan.

     The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

2. Administration.

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company or by any other committee appointed by the Board of Directors of the Company to administer this Plan (the "Committee"); provided, that the entire Board of Directors of the Company (the "Board of Directors") may act as the Committee if it chooses to do so; and provided, further, that (i) for purposes of determining any Performance-Based Options (as hereinafter defined) applicable to Key Employees (as hereinafter defined) who constitute "covered employees" within the meaning of Section 162(m) of the Code, "Committee" shall mean the members of the Compensation Committee of the Board of Directors who qualify as "outside directors" within the meaning of Section 162(m) of the Code, and such Performance-Based Options shall be subject to ratification by unanimous approval of the members of the Board of Directors, and (ii) for so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall be composed solely of two or more "Non-Employee Directors" as defined in Rule 16b-3, as amended ("Rule 16b-3"), promulgated thereunder; provided, that, alternatively, for purposes of granting Options other than Performance-Based Options hereunder, the Board of Directors may authorize such grants and may take any other action permitted pursuant to Section 162(m) of the Code, Rule 16b-3 and applicable law and regulations.

     The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of
Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. The Committee shall administer the Plan so as (i) to comply at all times with the Exchange Act, and (ii) to ensure that compensation attributable to Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall (A) meet the deduction limitation imposed by Section 162(m) of the Code, or (B) qualify as "performance-based compensation" as such term is used in Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.

     The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the

Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or other applicable rules under
Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any successor or analogous rules or laws may require from time to time.

3. Shares Available and Maximum Individual Grants.

     Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of common stock, par value $0.01 per share, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 675,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, or (ii) issued shares of such Common Stock held in the Company's treasury.

     The maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee (as hereinafter defined), including any Options that may have been granted to such Key Employee as an Eligible Non-Employee (as hereinafter defined), during the Term (as hereinafter defined) of the Plan shall be 250,000 shares, subject to the adjustments provided in Section 10. For purposes of the preceding sentence, such Options that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee, during the Term of the Plan.

4. Eligibility and Bases of Participation.

     Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

     Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the performance of the Company or any Related Entity.

     The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options.

5. Authority of Committee.

     Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 and Section 162(m) of the Code, the Committee shall have plenary authority to:

          a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a

     Change of Control), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

          b. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) of the Company for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

          c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

          d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and (ii) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that (i) in the case of an Incentive Option, no shares shall be used to pay the exercise price under this paragraph unless (A) such shares were not acquired through the exercise of an Incentive Option, or (B) if so acquired, (x) such shares have been held for more than two years since the grant of such Incentive Option and for more than one year since the exercise of such Incentive Option (the "Holding Period"), or (y) if such shares do not meet the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph, and (ii) no such procedure shall be available if there is an opinion of the Company's independent accounting firm that the use of such a procedure could negatively affect the financial statements of the Company or a Related Entity;

          e. provide (in accordance with Section 13 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise unless, as determined by the Committee in the exercise of its discretion, such procedure is not permitted by applicable law or would result in a charge to earnings that otherwise would not have occurred;

          f. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

          g. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option shall be final, conclusive and binding on all parties.

     The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that any such delegation shall be in writing; and provided, however, that, any determination of Performance-Based Options (as hereinafter defined) applicable to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code may not be delegated to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as an "outside director" within the meaning of
Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6. Stock Option Grants to Key Employees.

     Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

          a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted to a Key Employee at such amount as the Committee shall determine; provided, that, in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

          b. Payment. The price per share of Common Stock with respect to each Option exercise by a Key Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5(d) of the Plan (but, with respect to Incentive Options, subject to the limitations described in such subsection 5(d)). Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

          c. Exercisability of Stock Option. Unless otherwise determined by the Committee at the time of grant, and subject to the provisions of subsections 6(d), (e), (f), (g) and (i) below, stock options granted to Key Employees hereunder shall vest and become exercisable according to the vesting schedule set forth below:

        - one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the first anniversary of the date of grant and remain exercisable until the stock option expires; and

        - an additional one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the second anniversary of the date of grant and remain exercisable until the stock option expires; and

        - the final one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the third anniversary of the date of grant and remain exercisable until the stock option expires.

     No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

          d. Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

          e. Disability. If the employment of any optionee terminates because of his or her Disability (as defined in Section 18), such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, however,that in the case of an Incentive Option, the optionee or his or her legal representative shall in any event be required to exercise the vested portion of such Incentive Option within one year after termination of the optionee's employment due to his or her Disability.

          f. Termination for Cause. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his or her Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below). The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

          g. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason (including if such optionee voluntarily terminates employment with or without the consent of the Company or any Related Entity) other than those specified in subsections 6(d), (e) or (f) above, then with the approval of the Board of Directors, such optionee shall have the right to exercise the vested portion of his or her Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, that (i) no Incentive Option shall be exercisable more than three months after such termination, and (ii) the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of employment for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

          h. Maximum Exercise. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

          i. Continuation of Employment. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until at least three months prior to the date of exercise of the Incentive Option.

          j. Interpretation of Plan. Any termination of employment of an Optionee with the Company or any Related Entity shall in no way change or amend the Company's at-will termination policy.

7. Stock Option Grants to Eligible Non-Employees.

     Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options (and not Incentive Options) to Eligible Non-Employees; provided, however, that no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible Non-Employee to no longer be a "Non-Employee Director" as set forth in
Section 2 hereof. The terms and conditions of the Options granted under this
Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

          a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted to an Eligible Non-Employee at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

          b. Payment. The price per share of Common Stock with respect to each Option exercise by an Eligible Non-Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5(d) of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

          c. Exercisability of Stock Option. Unless otherwise determined by the Committee at the time of grant and subject to the provisions of subsections 7(d), (e), (f), (g) and (i) below, stock options granted to Eligible Non-Employees hereunder shall vest and become exercisable according to the vesting schedule set forth below:

        - one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the first anniversary of the date of grant and remain exercisable until the stock option expires; and

        - an additional one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the second anniversary of the date of grant and remain exercisable until the stock option expires; and

        - the final one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the third anniversary of the date of grant and remain exercisable until the stock option expires.

     No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

          d. Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

          e. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her Disability (as defined in Section 18), such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration of the Option), and thereafter such Option shall lapse and no longer be exercisable.

          f. Termination for Cause; Voluntary Termination. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause, (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the certificate of incorporation or the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, or (iii) as a result of the voluntary termination by such optionee of the optionee's service, then such optionee shall immediately forfeit his, her or its rights under such Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

          g. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d),
     (e) or (f) above, then with the approval of the Board of Directors, such optionee shall have the right to exercise the vested portion of his, her or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, that the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of retention of an Eligible Non-Employee's services for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

8. Performance-Based Options.

     The Committee, in its sole discretion, may designate and design Options granted under the Plan as Performance-Based Options (as hereinafter defined) if it determines that compensation attributable to such Options might not otherwise be tax deductible by the Company due to the deduction limitation imposed by
Section 162(m) of the Code. Accordingly, Options granted under the Plan may be granted in such a manner that the compensation attributable to such Options is intended by the Committee to qualify as "performance-based compensation" as such term is used in Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Options").

     Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall be deemed to qualify as Performance-Based Options only if:

          a. The Option exercise price is not less than the Fair Market Value per share of Common Stock at the date the Option is granted; provided, that in the case of an Incentive Option, such price is subject to the limitations described in subsection 6(a); provided, further, that the Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan; or

          b. With respect a Non-Qualified Option granted at an exercise price that is below the Fair Market Value per share of the Common Stock on the date of grant, such Option satisfies the following requirements:

             (i) the granting or vesting of such Non-Qualified Option is subject to the achievement of a performance goal or goals based on one or more of the following performance measures (either individually or in any combination): net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs;

             (ii) the Committee establishes in writing (A) the objective performance-based goals applicable to a given performance period, and
        (B) the individual employees or class of employees to which such performance-based goals apply no later than ninety days after the commencement of such performance period (but in no event after twenty-five percent of such performance period has elapsed);

             (iii) no compensation attributable to Performance-Based Options will be paid to or otherwise received by a Key Employee who constitutes a "covered employee" within the meaning of Section 162(m) of the Code until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied;

             (iv) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Performance-Based Options as "performance-based compensation" under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Performance-Based Options upon the attainment of such performance goal; and

             (v) as required by the regulations promulgated under Section 162(m) of the Code, the material terms of performance goals as described in subsection 8(b)(i) shall be disclosed to and reapproved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company stockholders previously approved such performance goals.

9. Change of Control.

     If (i) a Change of Control shall occur, or (ii) the Company shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

10. Adjustment of Shares.

     Except as otherwise contemplated in Section 9, and unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "Adjustment Event"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code to an Incentive Option, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

     In the event the Company is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to this Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity. In the event of any perceived conflict between the provisions of Section 9 and this Section 10, the Committee's determinations under Section 9 shall control.

11. Assignment or Transfer.

     Except as otherwise expressly provided in any Non-Qualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

12. Compliance with Securities Laws.

     The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities law to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

     Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

     This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13. Withholding Taxes.

     By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

14. Costs and Expenses.

     The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

15. Funding of Plan.

     The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

16. Other Incentive Plans.

     The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

17. Effect on Employment.

     Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

18. Definitions.

     In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

          "Adjustment Event" shall have the meaning set forth in Section 10 hereof.

          "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          "Board of Directors" shall have the meaning set forth in Section 2 hereof.

          "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons as determined pursuant to Section 13(d) of the Exchange Act and the regulations and interpretations thereunder (a "Group") other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or
     (iii) the acquisition by any Person or Group other than one or more members of the HMC Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

          "Code" shall have the meaning set forth in Section 1 hereof.

          "Committee" shall have the meaning set forth in Section 2 hereof.

          "Common Stock" shall have the meaning set forth in Section 3 hereof.

          "Company" shall have the meaning set forth in Section 1 hereof.

          "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan, or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

          "Disability" shall mean permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the optionee; provided, however, that, in the case of an Incentive Option, "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

          "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

          "Exchange Act" shall have the meaning set forth in Section 2 hereof.

          "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination; or, if there were no sales on such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

          "Good Cause", with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in the conduct of his or her duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his or her stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (E) substance abuse or addiction on the part of the optionee; or (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

          "HMC Group" shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates, and their respective employees, officers, partners and directors (and members of their respective families and trusts for the primary benefit of such family members).

          "Holding Period" shall have the meaning set forth in subsection 5(d) hereof.

          "Incentive Options" shall have the meaning set forth in Section 6 hereof.

          The term "including" when used herein shall mean "including, but not limited to".

          "Key Employee" shall have the meaning set forth in Section 4 hereof.

          "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

          "Options" shall have the meaning set forth in Section 1 hereof.

          "Performance-Based Options" shall have the meaning set forth in
     Section 8 hereof.

          "Person" shall have the meaning set forth in Section 4 hereof.

          "Plan" shall have the meaning set forth in Section 1 hereof.

          "Related Entities" shall have the meaning set forth in Section 1 hereof.

          "Rule 16b-3" shall have the meaning set forth in Section 2 hereof.

          "Securities Act" shall have the meaning set forth in Section 11 hereof.

          "Term" shall have the meaning set forth in Section 20 hereof.

19. Amendment of Plan.

     The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be deemed necessary or appropriate by the Board of Directors in order to cause the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder or (iii) to comply with Section 162(m) of the Code (or any successor section) and any regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall materially impair the value of any Options previously granted under the Plan, without the consent of the holder thereof.

20. Effective Date and Term.

     The Plan shall be effective as of September 14, 1998, and shall be void retroactively as to any Incentive Option if not approved by the stockholders of the Company within twelve months thereafter. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan or the date of approval of the Plan by the stockholders of the Company, whichever is earlier, unless sooner terminated by the Board of Directors (the "Term").

                                                                       EXHIBIT C

                          CERTIFICATE OF INCORPORATION
                                       OF
                               OMNIAMERICA, INC.

     I, the undersigned natural person acting as an incorporator of a corporation (hereinafter called the "Corporation") under the General Corporation Law of the State of Delaware, do hereby adopt the following Certificate of Incorporation for the Corporation:

          FIRST: The name of the Corporation is OmniAmerica, Inc.

          SECOND: The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

          THIRD: The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of Delaware. The Corporation will have perpetual existence.

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"), and (ii) 100,000,000 shares of common stock, par value $.01 per share ("Common Stock").

     The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

          1. Provisions Relating to the Preferred Stock.

             (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors of the Corporation as hereafter prescribed.

             (b) Authority is hereby expressly granted to and vested in the Board of Directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                (ii) the number of shares to constitute the class or series and the designations thereof;

                (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

                (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

                (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                (ix) such other special rights and protective provisions with respect to any class or series as may to the Board of Directors of the Corporation seem advisable.

             (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

          2. Provisions Relating to the Common Stock.

             (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

             (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the Corporation legally available therefor.

             (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

          3. General.

             (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

             (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors of the Corporation, or any duly authorized committee thereof. The Board of Directors of the Corporation, or any duly authorized committee thereof, shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

          FIFTH: The name of the incorporator of the Corporation is Daniel S. Dross, and the mailing address of such incorporator is 200 Crescent Court, Suite 1600, Dallas, Texas 75201-6950.

          SIXTH: The composition of the Board of Directors of the Corporation shall be as follows:

             1. Three Classes of Directors.

                The Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist as nearly as possible of one-third ( 1/3) of the total number of directors making up the entire Board of Directors of the Corporation. The term of office of the initial Class I directors shall expire at the 1998 annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the 1999 annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the 2000 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the 1998 annual meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

             2. New Directorship or Vacancy.

                The term of a director elected to fill a newly created directorship or other vacancy shall expire at the same time as the terms of the other directors of the class for which the new directorship is created or in which the vacancy occurred.

             3. Directors Elected by Preferred Stockholders.

                Notwithstanding Paragraphs 1 and 2 of this Article Sixth, whenever the holders of any one or more classes or series of Preferred Stock shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolutions adopted by the Board of Directors of the Corporation pursuant to Paragraph 1 of Article Fourth hereof, and such directors so elected shall not be divided into classes pursuant to Paragraph 1 of this Article Sixth unless expressly provided by such terms.

          SEVENTH: Directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation otherwise provide.

          EIGHTH: The Board of Directors of the Corporation shall have the power to adopt, amend, and repeal the bylaws of the Corporation.

          NINTH: No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors of the Corporation, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

          TENTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Tenth is in effect. Any repeal or amendment of this Article Tenth shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article Tenth. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Delaware General Corporation Law, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

          The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

          As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

          ELEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Eleventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Eleventh, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the Delaware General Corporation Law.

     I, the undersigned, for the purpose of forming the Corporation under the laws of the State of Delaware, do make, file, and record this Certificate of Incorporation and do certify that this is my act and deed and that the facts stated herein are true and, accordingly, I do hereunto set my hand on this 23rd day of July, 1998.

                                            /s/ DANIEL S. DROSS
                                            ------------------------------------
                                            Daniel S. Dross

                                                                       EXHIBIT D

                                     BYLAWS
                                       OF
                               OMNIAMERICA, INC.
                             A DELAWARE CORPORATION

                                    PREAMBLE

     These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation of OmniAmerica, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                                  ARTICLE ONE

                                    OFFICES

     1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

     1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE TWO

                            MEETINGS OF STOCKHOLDERS

     2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     2.2 Special Meeting. A special meeting of the stockholders may be called at any time by the Chairman of the Board, the Chief Executive Officer or the board of directors. Further, a special meeting of the stockholders shall be called by the Chief Executive Officer or the Secretary at the request in writing of the stockholders of record of not less than a majority of all shares entitled to vote at such meeting or as otherwise provided by the certificate of incorporation of the Corporation. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

     2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

     2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, notice is given when deposited in the United States mail, postage prepaid, directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

     2.5 Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare and make a complete list of stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. For a period of at least ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours. Such list shall also be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

     2.6 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these by-laws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation or any amendment(s) thereto, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.8 Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by another person or persons duly authorized under sec. 212 of the Delaware General Corporation Law to act for him as proxy. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

     2.9 Record Date. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 days and not less than ten days prior to such meeting or other action. If no record date is fixed:

          (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

          (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law or these bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office in the State of Delaware, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by law or these bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

     2.10 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by some person appointed by the meeting.

     2.11 Inspectors. The board of directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting and make a written report thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and ballots and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by them, certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. The inspector(s) shall perform his duties in accordance with sec. 231 of the Delaware General Corporation Laws. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                                 ARTICLE THREE

                                   DIRECTORS

     3.1 Management. The business and affairs of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all the powers of the Corporation.

     3.2 Number; Qualification; Election; Term. The number of directors which shall constitute the entire board of directors shall be not less than one. The first board of directors shall consist of the number of directors, if any, named in the certificate of incorporation of the Corporation, in which case a change in the number of directors shall be made only by amendment of the certificate. If no directors are named in the certificate of incorporation, the first board of directors shall consist of the number of directors elected by the incorporator(s) at an organizational meeting or by unanimous written consent in lieu thereof. Thereafter, within the limits above specified, the number of directors which shall constitute the entire board of directors shall be determined by resolution of the board of directors or by resolution of the stockholders at the annual meeting thereof or at a special meeting thereof called for that purpose. Except as otherwise required by law, the certificate of incorporation of the Corporation, or these bylaws, the directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

     3.3 Change in Number. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

     3.4 Removal. Except as otherwise provided in the certificate of incorporation of the Corporation or these bylaws, at any meeting of stockholders called expressly for that purpose, any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors; provided, however, that so long as stockholders have the right to cumulate votes in the election of directors pursuant to the certificate of incorporation of the Corporation, if less than the entire board of directors is to be removed, no one of the directors may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

     3.5 Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least

10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships, or to replace the directors chosen by the directors then in office. Except as otherwise provided in these bylaws, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these bylaws with respect to the filling of other vacancies.

     3.6 Meetings of Directors. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

     3.7 First Meeting. Each newly elected board of directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

     3.8 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

     3.9 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

     3.10 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, or any director.

     3.11 Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     3.12 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

     3.13 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

     3.14 Presumption of Assent. A director of the Corporation who is present at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     3.15 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                                  ARTICLE FOUR

                                   COMMITTEES

     4.1 Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.

     4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

     4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the powers and authority of the board of directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by law, the certificate of incorporation of the Corporation, or these bylaws.

     4.4 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

     4.5 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

     4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

     4.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

     4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws.

     4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

     4.10 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

     4.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

                                  ARTICLE FIVE

                                     NOTICE

     5.1 Method. Whenever by statute, the certificate of incorporation of the Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or
(b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

     5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE SIX

                                    OFFICERS

     6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

     6.2 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.

     6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

     6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board or the Chief Executive Officer.

     6.6 Chairman of the Board. The Chairman of the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.

     6.7 Chief Executive Officer. The Chief Executive Officer shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the board of directors has not elected a Chairman of the Board or in the absence or inability to act of the Chairman of the Board, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.

     6.8 President. The President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board or the Chief Executive Officer. In the absence or inability to act of the Chief Executive Officer, the President shall exercise all of the powers and discharge all of the duties of the Chief Executive Officer. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chief Executive Officer shall be conclusive evidence that there is no Chief Executive Officer or that the Chief Executive Officer is absent or unable to act.

     6.9 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President and (in order of their seniority as determined by the board of directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

     6.10 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the Chief Executive Officer.

     6.11 Assistant Treasurers. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

     6.12 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the Chief Executive Officer, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board or the Chief Executive Officer all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the Chief Executive Officer.

     6.13 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                                 ARTICLE SEVEN

                         CERTIFICATES AND SHAREHOLDERS

     7.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

     7.2 Replacement of Lost, Stolen, or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed.

     7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

     7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                                 ARTICLE EIGHT

                            MISCELLANEOUS PROVISIONS

     8.1 Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

     8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

     8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

     8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

     8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     8.7 Securities of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

     8.8 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors, and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     8.9 Action Without a Meeting. (a) Unless otherwise provided in the certificate of incorporation of the Corporation, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 8.9(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested.

     (b) Unless otherwise restricted by the certificate of incorporation of the Corporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

     8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

     8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

     8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

     8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

     8.14 Amendments. These bylaws may be altered, amended, or repealed or new bylaws may be adopted by the stockholders or by the board of directors at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or the board of directors; provided, that in the case of a special meeting of stockholders, notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of such special meeting.

     The undersigned, the Incorporator of the Corporation, hereby certifies that the foregoing bylaws were adopted by written consent of the sole incorporator of the Corporation as of July 23, 1998.

                                            /s/ DANIEL S. DROSS
                                            ------------------------------------
                                            Daniel S. Dross

                                                                    EXHIBIT 99.1



                         Report of Independent Auditors

Board of Directors
OmniAmerica Holdings Corporation


         We have audited the accompanying consolidated balance sheet of OmniAmerica Holdings Corporation (the Company) as of December 31, 1997, and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from inception (October 15, 1997) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of OmniAmerica Holdings Corporation at December 31, 1997, and the consolidated results of their operations and their cash flows for the period from inception (October 15, 1997) through December 31, 1997, in conformity with generally accepted accounting principles.


                                                    ERNST & YOUNG LLP


February 20, 1998

                                                                    EXHIBIT 99.2


                         Report of Independent Auditors

Board of Directors and Stockholder
HSW Associates, Inc.


We have audited the accompanying statement of assets sold by HSW Associates, Inc. (HSW) as of December 31, 1997, and the related statements of revenues and direct operating expenses of assets sold by HSW Associates, Inc. for each of the two years in the period then ended. These statements are the responsibility of HSW's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets sold by HSW Associates, Inc. and the related statements of revenues and direct operating expenses of assets sold by HSW Associates, Inc. are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets sold by HSW Associates, Inc. and the related statements of revenues and direct operating expenses of assets sold by HSW Associates, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets sold by HSW Associates, Inc. and the related statements of revenues and direct operating expenses of assets sold by HSW Associates, Inc. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the assets sold by HSW Associates, Inc. as of December 31, 1997, and the related revenues and direct operating expenses of assets sold by HSW Associates, Inc. for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP

March 31, 1998

                                                                    EXHIBIT 99.3



                          Independent Auditors' Report





The Partners of
TowerCom, Limited:

We have audited the accompanying balance sheets of TowerCom, Limited (the Partnership) as of December 31, 1997 and 1996 and the related statements of operations, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                  KPMG PEAT MARWICK LLP



Jacksonville, Florida
March 19, 1998

                                                                    EXHIBIT 99.4







                          INDEPENDENT AUDITOR'S REPORT



MILLER TRANSMISSION TOWER COMPANY, LTD.
(A TEXAS LIMITED PARTNERSHIP)
New York, New York


     We have audited the accompanying balance sheets of MILLER TRANSMISSION TOWER COMPANY, LTD. (A TEXAS LIMITED PARTNERSHIP) as of December 31, 1997 and 1996 and the related statements of operations, changes in partners' deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MILLER TRANSMISSION TOWER COMPANY, LTD. (A TEXAS LIMITED PARTNERSHIP) as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles




                                                  MENDLOWITZ WEITSEN, LLP


East Brunswick, New Jersey
March 3, 1998

                                                                    EXHIBIT 99.5


                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Kline Iron & Steel Co., Inc.
Columbia, South Carolina

We have audited the accompanying balance sheets of Kline Iron & Steel, Co., Inc. as of September 30, 1997 and 1996, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kline Iron & Steel, Co., Inc. as of September 30, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



                                   DERRICK, STUBBS & STITH, L.L.P.

December 9, 1997

                                                                    EXHIBIT 99.6


                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Specialty Teleconstructors, Inc.:

We have audited the accompanying consolidated balance sheets of Specialty Teleconstructors, Inc. and subsidiaries, as of June 30, 1997 and 1996, and the related consolidated statements of earnings, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Novak & Lackey Construction Co., Inc. (N&L), a wholly owned subsidiary as of June 30, 1996 and for the year then ended. Those financial statements of N&L reflect total assets constituting 8.47 percent and total revenues constituting 19.24 percent, respectively, of the related consolidated totals in 1996. Those financial statements of N&L were audited by other auditors whose report was furnished to us, and our opinion, insofar as it relates to the amounts included for N&L, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Specialty Teleconstructors, Inc. and subsidiaries as of June 30, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


                                   KPMG Peat Marwick LLP

Albuquerque, New Mexico
August 29, 1997